SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 30, 2003

                     Credit Suisse First Boston (USA), Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

               1-6862                                      13-1898818
      (Commission File Number)                          (I.R.S. Employer
                                                      (Identification No.)

       Eleven Madison Avenue, New York, New York          10010
        (Address of principal executive office)         (Zip Code)

                          (212) 325-2000 (Registrant's
                     telephone number, including area code)


          (Former name or former address, if changed since last report)


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                     CREDIT SUISSE FIRST BOSTON (USA), INC.
                           Current Report on Form 8-K

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------


         Exhibits:

         Exhibit No.       Description
         -----------       -----------

           4.01 Form of Note for the Company's Five-Year Contingent Protection Securities due September 30, 2008 Linked to the S&P 500(R)Index.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  October 9, 2003                  CREDIT SUISSE FIRST BOSTON (USA), INC.

                                          By: /s/ Zev A. Kindler
                                              ------------------
                                              Zev A. Kindler
                                              Assistant Treasurer